Exhibit 10.2

SUBSCRIPTION AGREEMENT

LEGACY EDUCATION ALLIANCE INC.

Units of Common Stock and Warrants

SUBSCRIPTION AGREEMENT

Table of Contents

1.	Subscription	1

2.	Payment	1

3.	Deposit of Funds	2

4.	Acceptance of Subscription	2

5.	Representations and Warranties	2

6.	Anti-Money Laundering Representations and Warranties	7

7.	Representations and Warranties of the Company	8

8.	Indemnification	9

9.	Irrevocability; Binding Effect	9

10.	Modification	9

11.	Notices	10

12.	Assignment	10

13.	Applicable Law	10

14.	Arbitration	10

15.	Blue Sky Qualification	10

16.	Use of Pronouns	11

17.	Confidentiality	11

18.	Miscellaneous	11

Exhibit A	Form of the Warrant
Exhibit B	Wire Transfer Instructions
Exhibit C	Registration Rights Agreement
Exhibit D	Certificate of Purchaser

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is dated as of the date set forth on the signature page hereof, by and among LEGACY EDUCATION ALLIANCE INC., a Nevada corporation (the “Company”), and each of the parties hereto that agree to purchase units (each, a “Unit”) of the common stock, par value $0.0001 per share (the “Common Stock”), and warrants (“Warrants”) to purchase shares of Common Stock under the term of this Agreement and the Private Placement Memorandum (the “PPM”) that was delivered to each such party (each, such party being a “Purchaser”).

The terms and conditions of the offering (“Offering”) of the Common Stock and the Warrants by the Company are as described in the PPM and this Agreement. To the extent that there is any inconsistency or ambiguity between the description of the Offering in the PPM and the terms and conditions of this Agreement, then the terms and conditions of this Agreement shall supersede the terms or description in the PPM and the terms and conditions of this Agreement shall be controlling.

Notwithstanding any of the terms and conditions of this Agreement to the contrary, the obligations and liabilities of each of the Purchasers is several and not joint and no Purchaser shall have any obligation or liability of any other Purchaser under this Agreement unless otherwise expressly provided in a supplement to this Agreement executed and delivered by such Purchaser.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties to this Agreement hereby agree as follows:

1.           Subscription.

(a)           Each Purchaser irrevocably agrees to purchase from the Company the number of Units set forth on the signature page of such Purchaser or such lesser amount as may be specified by the Company as provided hereon.

(b)           The price per Unit shall be as provided in the PPM.

(c)           The terms and conditions of each Warrant, including without limitation, the exercise price of each Warrant and the adjustments thereto, are as described in the PPM and as provided in the terms and conditions of the form of the Warrant delivered to the Purchaser, which is attached hereto as Exhibit A.

2.           Payment.

(a)           Each Purchaser will provide payment to the Company in accordance with the wire transfer instructions set forth in Exhibit B in the full aggregate amount of the purchase price of the Units that such Purchaser has subscribed for purchase.

(b)           Together with a wire transfer of such aggregate purchase price, such Purchaser is delivering a completed and executed Signature Page to this Agreement and the Registration Rights Agreement (the “Registration Rights Agreement”), in the form of Exhibit C. The Purchaser shall not be or be deemed to be a stockholder of the Company until the date that this subscription of the Purchaser is accepted by the Company.

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3.           Deposit of Funds.

(a)           All payments made by each Purchaser shall be deposited by the Company, or the Placement Agent, as soon as practicable after receipt thereof until the earliest to occur of

(i)          the rejection of such subscription with respect to such Purchaser; and

(ii)         the termination of the Offering.

(b)           The Company, may continue to offer and sell the Units and conduct additional closings for the sale of additional Units until the termination of the Offering or the completion of the maximum amount of the Offering as specified in the PPM (if any), subject to adjustment (increase or decrease) in the discretion of the Company.

4.           Acceptance of Subscription.

(a)           Each Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units of any Purchaser, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription.

(b)           The Company shall have no obligation to any Purchaser under the terms and conditions of this Agreement until the Company shall execute and deliver to such Purchaser an executed copy of this Agreement.

(c)           Any rejection of any subscription of a Purchaser by the Company shall require the return of the aggregate amount of the purchase price or part thereof (the amount that is not accepted) as provided in this Agreement, after the funds received from the Purchaser have been cleared funds that are not subject to offset or rejection by the Purchaser or any bank or financial intermediary.

5.           Representations and Warranties. Each Purchaser, severally and not jointly hereby acknowledges, represents, warrants, and agrees as follows:

(a)           None of the shares of Common Stock or the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) offered pursuant to the PPM are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) or Regulation S, each as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement;

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(b)           Prior to the execution of this Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the PPM and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c)           Neither the SEC nor any state securities commission or other regulatory authority has approved the Units, the Common Stock, the Warrants or the Warrant Shares, or passed upon or endorsed the merits of the offering of Units or confirmed the accuracy or determined the adequacy of the PPM. The PPM has not been reviewed by any federal, state or other regulatory authority;

(d)           All documents, records, and books pertaining to the investment in the Units (including, without limitation, the PPM) have been made available for inspection by such Purchaser and its Advisers, if any;

(e)           The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

(f)           In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the PPM and such Purchaser is not relying on any oral or written representations that are in any way inconsistent with the information contained in the PPM;

(g)           Unless otherwise agreed by the Purchaser and the Company, the Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)           The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to any placement agent or as otherwise described in the PPM);

(i)           The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

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(j)           The Purchaser is not relying on the Company, or the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)           The Purchaser is acquiring the Units solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Common Stock, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)           The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Appropriate notations will be made in the Company's stock books to the effect that the securities included in the Units have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Common Stock and the Warrants. The Company has agreed that purchasers of the Units will have, with respect to the Warrant Shares only, the registration rights described in the Registration Rights Agreement. Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Units, the Common Stock, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

(m)           The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

(n)           The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the PPM;

(o)           The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Certificate of a Purchaser As to its Accredited Investor or Non US Person Status, attached hereto as Exhibit D, as defined by Regulation S as described in documentation provided by the Purchaser to the Company. The Purchaser understands that the information and representations and warranties provided by Purchaser in this Agreement is intended to enable the Company, to discharge its responsibilities under an exemption from registration under the Act, and with respect to any placement agent, their obligations under applicable FINRA rules, and thus the Company, and the placement agent and their respective advisors will rely upon the information contained herein;

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(p)           The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)           The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the PPM and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

(r)           Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company, and the Placement Agent in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the PPM and for use in any filing of a registration statement (and each amendment thereto) with the SEC or any other reporting obligations of the Company under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act) and each other applicable law, including any state or non-US securities laws. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;

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(s)           The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The Purchaser has determined that the investment in the Units is a suitable one for the Purchaser;

(t)           The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(u)           The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the PPM were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v)           Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(w)           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(x)           (For ERISA plans only). The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

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6.           Anti-Money Laundering Representations and Warranties

(a)           The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations.

(b)           The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals[1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(c)           To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(d)           To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,[2] or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below; and

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(e)           If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

7.           Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

(a)           The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of its formation and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)           The execution, delivery and performance of this Agreement by the Company have been duly authorized by the Company and all other corporate action required to authorize and consummate the offer and sale of the Units has been duly taken and approved.

(c)           The Units, Common Stock and Warrants to be issued and sold to the Purchaser as provided hereunder (and the Warrant Shares to be issued upon the exercise of the Warrants) have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the PPM. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon exercise of the Warrants pursuant to the Company's certificate of incorporation or bylaws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company. The Company has reserved sufficient shares of Common Stock to be issued upon exercise of the Warrants.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(d)           The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary for the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations which have been obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

(e)           The information provided in the PPM, considered in the aggregate, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(f)           The Company shall provide for the transfer, upon request of the Purchaser, or removal of any legends upon the Securities, all as may be allowed in accordance with SEC Rule 144, and provide any required opinions of counsel to the Company’s transfer agents, at no cost to the Purchaser. The Company shall make generally available such information as may be necessary under SEC Rule 144 to allow for the resale of Securities by the Purchaser for at least three (3) years after the final Closing of the Offering.

(g)           Prior to the Initial Closing, the Purchaser has received a copy (or the Company has made available) the reports and documents that have been filed by the Company with the SEC.

8.           Regulatory History of the Placement Agent. The Purchaser agrees to maintain in confidence any non-public information disclosed to the Purchaser in connection with the purchase of the Units. The Purchaser represents that, as required by the new disclosure requirements under SEC Regulation D, Rule 506 (e), it has been called to the Purchaser’s attention that the officers of the placement agent specified in the PPM has, in the past, been temporarily suspended from membership in the Financial Industry Regulatory Authority (FINRA). Additional information regarding such placement agent can be obtained from www. brokercheck.finra.org.

9.           Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the placement agent, and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Agreement.

10.           Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

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11.           Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

12.           Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

13.           Assignment. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the shares of Common Stock or the Warrants shall be made only in accordance with all applicable laws.

14.           Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly- performed within said State.

15.           Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)           Arbitration is final and binding on the parties.

(b)           The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)           Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)           The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)           The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)           All controversies which may arise between the parties concerning this Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them. No punitive damages shall be awarded by any arbitration panel.

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16.           Blue Sky Qualification. The purchase of Units under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

17.           Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

18.           Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

19.           Miscellaneous.

(a)           This Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The representations and warranties of the Company and the Purchaser made in this Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock and Warrants contained in the Units.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated. The Company shall provide, at its cost and expense, any and all opinions of counsel to the Company’s transfer agent, with respect to any sale or transfer of shares of Common Stock, Warrants or Warrant Shares by a Purchaser.

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(d)           This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(g)           The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

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Instructions

To subscribe for Units in the private offering by LEGACY EDUCATION ALLIANCE, INC.:

1.           Date and Fill in the number of Units being purchased and Complete and Sign the attached

(a)           Signature Page to this Subscription Agreement and

(b)           The Signature Page to the Registration Rights Agreement.

2.           Complete and Sign the Certificate of Accredited Investor or Non US Person Status.

3.           E-mail these documents to the Company at

James E. May (jamesmay@legacyeducationalliance.com)

or send by Federal Express to:

1612 Cape Coral Parkway East

Cape Coral, FL 33904
Attention: James E. May

4.           Please make your subscription payment payable to the order of “Legacy Education Alliance, Inc.”

5.           For wiring funds directly to the Company, see the following instructions:

Beneficiary Bank:	The Biltmore Bank of Arizona
5055 N 32nd Street
Phoenix, AZ 85018

Beneficiary Customer:	Rich Dad Education

Beneficiary Customer Number:	9525668

Routing / ABA #:	122106002

[PURCHASER SIGNATURE PAGES TO SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ________________________________________________

Title of Authorized Signatory: _________________________________________________

Email Address of Authorized Signatory: _________________________________________

Facsimile Number of Authorized Signatory: ______________________________________

Address for Notice to Purchaser:           _______________________________________________

__________________________________________________________________________

__________________________________________________________________________

Address for Delivery of Units to Purchaser (if not same as address for notice):

Subscription Amount: $_________________(U.S.)

Number of Units: _________________

Bank or Brokerage Account Information:

[Each Purchaser shall also deliver the applicable tax forms such as the Form W-9 and a certificate that they are an accredited investor]

Accepted by the Company for ___________ Units:

LEGACY EDUCATION ALLIANCE, INC.	Date: _______________

By:
Name:
Title:

Exhibit A
Form of the Warrant
[Attached Hereto]

Exhibit B
Wire Transfer Instructions
[Attached Hereto]

Exhibit C
Registration Rights Agreement
[Attached Hereto]

Exhibit D
Certificate of Purchaser
[Attached Hereto]